Exhibit (e.2)

Distribution Agreement

EXHIBIT A

Index Series

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Currency Hedged MSCI Emerging Markets ETF

iShares Edge MSCI Min Vol EM Currency Hedged ETF

iShares Edge MSCI Min Vol Emerging Markets ETF

iShares Edge MSCI Min Vol Global ETF

iShares Edge MSCI Multifactor Emerging Markets ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond ETF

iShares International High Yield Bond ETF

iShares J.P. Morgan EM Corporate Bond ETF

iShares J.P. Morgan EM Local Currency Bond ETF

iShares MSCI Australia ETF

iShares MSCI Austria ETF

iShares MSCI Belgium ETF

iShares MSCI Brazil ETF

iShares MSCI BRIC ETF

iShares MSCI Canada ETF

iShares MSCI Chile ETF

iShares MSCI Colombia ETF

iShares MSCI EM ESG Optimized ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets ex China ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Eurozone ETF

iShares MSCI France ETF

iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel ETF

iShares MSCI Italy ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Russia ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea ETF

iShares MSCI Spain ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand ETF

iShares MSCI Turkey ETF

iShares MSCI USA Equal Weighted ETF

iShares MSCI World ETF

iShares US & Intl High Yield Corp Bond ETF

Amended and Approved by the Board of Directors of iShares, Inc. on June 19-21, 2017.